Exhibit 10.7

BETA TECHNOLOGIES, INC.

Non-Qualified Stock Option Agreement

Beta Technologies, Inc., a Delaware corporation (the “Company”), hereby grants on the date reflected on the Carta Platform (“Carta”) as the “Issue Date” of this option (the “Grant Date”), to ____ (the “Recipient”), an option to purchase a maximum of shares as is reflected on Carta (the “Option Shares”) of the Company’s Common Stock, $0.0001 par value per share (the “Common Stock”), at the price per share reflected on Carta (the “Exercise Price”), on the following terms and conditions:

1. Grant Under 2018 Equity Incentive Plan. This option is granted pursuant to and is governed by and subject to the Company’s 2018 Equity Incentive Plan, as amended (the “Plan”), the terms and conditions of which are incorporated herein by this reference. Unless the context otherwise requires, terms used herein shall have the same meaning as in the Plan. Determinations made pursuant to the Plan in connection with this option shall be governed by the Plan as it exists on the date of this option agreement (“Agreement”). This option is being issued in connection with the Recipient’s employment with the Company (the “Service Relationship”).

2. Grant as Non-Qualified Option; Other Options. This option is intended to be a Non-Qualified Option; it is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986 (the “Code”). This option is in addition to any other options heretofore or hereafter granted to the Recipient by the Company, but a duplicate original of this instrument shall not effect the grant of another option.

3. Exercise of Option and Provisions for Termination.

(a) Vesting Schedule. Except as otherwise provided in this Agreement, and subject to all other terms and conditions of this Agreement, if the Recipient has continued to be engaged in the Service Relationship with the Company, the Option Shares shall vest as follows:

[SEE CARTA]

All vesting of the Option Shares shall immediately terminate upon termination of the Recipient’s Service Relationship with the Company, whether such termination is by the Company, with or without cause, or by the Recipient.

This option may be exercised prior to the tenth anniversary of the Grant Date (hereinafter the “Expiration Date”) in installments for not more than the percentage of Option Shares that have vested. Notwithstanding any other provision of this Agreement or the Plan, this option may not be exercised at any time on or after the Expiration Date.

(b) Method of Exercise. Subject to the terms and conditions set forth in this Agreement, this option shall be exercised by the Recipient’s delivery of written notice of exercise to the Company, specifying the number of Option Shares to be purchased and the purchase price to be paid therefor and accompanied by payment in full in accordance with Section 4 hereof. Such exercise shall be effective upon receipt by the Company of such written notice together with the required payment. The Recipient may purchase less than the number of Option Shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than 1,000 whole shares (except to the extent that fewer than 1,000 shares remain subject to purchase hereunder).

4. Payment of Purchase Price. Payment of the purchase price for Option Shares purchased upon exercise of this option shall be made in any of the following ways: (i) by delivery to the Company of cash or wire transfer or a check payable to the order of the Company in an amount equal to the Exercise Price times the number of shares so purchased (the “Aggregate Exercise Price”); (ii) if permitted at the sole discretion of the Company, by requesting that the Company withhold shares of Common Stock of the Company issuable upon exercise of the option having a fair market value determined by the Board of Directors of the Company to be equal in amount to the Aggregate Exercise Price; or (iii) by any combination of the above methods of payment.

5. Delivery of Shares.

(a) General. The Company shall, upon payment of the Exercise Price for the number of Option Shares purchased and paid for, make prompt delivery of such shares to the Recipient; provided, however, that if any law or regulation requires the Company to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action.

(b) Listing, Registration, Qualification, Etc. This option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject hereto upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares hereunder, this option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, disclosure or satisfaction of such other condition shall have been effected or obtained on terms acceptable to the Board of Directors of the Company. Nothing herein shall be deemed to require the Company to apply for, effect or obtain such listing, registration, qualification, or disclosure, or to satisfy such other condition.

(c) Transferability of Option. Except for an involuntary transfer by operation of law or a transfer to the estate of the Recipient, the Recipient’s personal representative, or any other person who acquires the right to exercise this option by bequest or inheritance or otherwise by reason of the death of the Recipient or by reason of the Recipient’s incapacity or disability, this option and the rights granted hereunder may not be transferred, assigned, pledged or hypothecated in any way.

(d) Rights as a Stockholder. The Recipient shall have no rights as a stockholder with respect to any shares that may be purchased by exercise of this option (including, without limitation, any rights to vote or to receive dividends or other distributions with respect to such shares) unless and until a certificate representing such shares is duly issued and delivered to the Recipient. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

6. Adjustment Provisions.

(a) General. If through, or as a result of, any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, the Recipient shall, with respect to this option or any unexercised portion hereof, be entitled to the rights and benefits, and be subject to the limitations, set forth in Paragraph 14 of the Plan.

(b) Board Authority to Make Adjustments. Any adjustments under this Section 6 shall be made by the Board of Directors of the Company, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued with respect to this option on account of any such adjustments.

7. Mergers, Consolidations, Asset Sales, Liquidations, Etc. In the event of a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity, or in the event of the liquidation of the Company, prior to the Expiration Date or other termination of this option, the Recipient shall, with respect to this option or any unexercised portion hereof, be entitled to the rights and benefits, and be subject to the limitations, set forth in Paragraph 16 of the Plan.

8. Withholding of Taxes. The Company’s obligation to deliver shares upon the exercise of this option shall be subject to the Recipient’s satisfaction of all applicable federal, state and local income and employment tax withholding requirements as described in Paragraph 23 of the Plan. The Recipient hereby acknowledges and agrees the Recipient will have tax liability on the amount, if any, by which the fair market value of the Option Shares on the Grant Date exceeds the Exercise Price for the Option Shares. The Company makes no representation or warranty regarding the fair market value of the Option Shares and the Recipient expressly understands the tax treatment associated with this option grant and has discussed such tax treatment and the associated tax liability with the Recipient’s tax advisors.

9. Investment Representations, Warranties and Covenants; Legends.

(a) Representations. The Recipient represents, warrants and covenants that:

(i) Any shares purchased upon exercise of this option shall be acquired for the Recipient’s account for investment only and not with a view to, or for sale in connection with, any distribution of the shares in violation of the Securities Act of 1933 (the “Securities Act”) or any rule or regulation under the Securities Act.

(ii) The Recipient has had such opportunity as he or she has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Recipient to evaluate the merits and risks of his or her investment in the Company.

(iii) The Recipient is able to bear the economic risk of holding shares acquired pursuant to the exercise of this option for an indefinite period.

(iv) The Recipient understands that (A) the shares acquired pursuant to the exercise of this option will not be registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act; (B) such shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (C) in any event, an exemption from registration under Rule 144 or otherwise under the Securities Act may not be available for at least two years and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public and other terms and conditions of Rule 144 are complied with; and (D) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register any shares acquired pursuant to the exercise of this option under the Securities Act.

(v) The Recipient agrees that, if the Company offers for the first time any of its Common Stock for sale pursuant to a registration statement under the Securities Act, the Recipient will not, without the prior written consent of the Company, publicly offer, sell, contract to sell or otherwise dispose of, directly or indirectly, any shares purchased upon exercise of this option for a period of one hundred and eighty (180) days, or such longer period as the Company may reasonably require, after the effective date of such registration statement.

(vi) The undersigned is aware that there can be no assurance regarding the tax consequences of receiving this Option or purchasing Option Shares. Pursuant to Section 409A of the Code, non-qualified stock options that are issued with an exercise price below fair market value are subject to immediate taxation and penalties. The Company’s determination of the Exercise Price has not been performed by an independent business valuation expert and may not be accepted by applicable taxing authorities as the fair market value in accordance with Section 409A. Before accepting this Option, you should carefully review the potential tax liabilities that you may be subject to in connection with this Option. The Company expressly makes no representations or warranties regarding the fair market value of the Exercise Price or the applicability of Section 409A of the Code to the issuance of this Option and shall have no liability whatsoever to the Recipient for any taxes or related interest or penalties that may be due in connection with the issuance of this Option or its subsequent exercise.

By making payment upon any exercise of this option in accordance with Section 5, in whole or in part, the Recipient shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this Section 10.

(b) Legends on Stock Certificates. All notices of issuances of stock or certificates representing shares of Common Stock issued to the Recipient upon exercise of this option shall have affixed thereto legends substantially in the following forms, in addition to any other legends required by applicable state law:

“THE SECURITIES REFERENCED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER PURSUANT TO A STOCKHOLDERS’ AGREEMENT BY AND AMONG THE COMPANY AND ITS STOCKHOLDERS. COPIES OF SUCH STOCKHOLDERS’ AGREEMENT MAY BE OBTAINED FROM THE COMPANY WITHOUT CHARGE UPON WRITTEN REQUEST.”

10. Stockholders’ Agreement. In connection with and as condition precedent to exercising any portion of the options granted hereunder, the Recipient hereby agrees to execute and become bound as a holder of Common Stock, any voting, stockholders’ or transfer restriction agreements that may exist, and be in effect at the time of exercise, between the Company and the holders of at least 75% of the Company’s then outstanding Common Stock (“Stockholder Agreements”), including, without limitation, that certain Second Amended and Restated Stockholders’ Agreement dated as of March 16, 2021, as the same may be amended from time-to-time (the “Existing Stockholder Agreement”). The Recipient expressly acknowledges and agrees that the Stockholder Agreements may, and the Existing Stockholder Agreement does, contain restrictions on the transfer of the Company’s Common Stock by the Recipient.

11. Miscellaneous.

(a) Except as otherwise expressly provided herein, this Agreement may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Recipient.

(b) All notices under this Agreement shall be delivered by hand, sent by commercial overnight courier service or sent by registered or certified mail, return receipt requested, and first-class postage prepaid, to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in a notice by either party to the other. Notwithstanding the foregoing, any notice sent to such an address in a country other than that from which the notice is sent may be sent by electronic mail or commercial air courier.

(c) Any reference in this Agreement to a Section of the Code shall refer to that Section as it reads as of the date of this Agreement and as it may be amended from time to time, and to any successor provision.

(d) Each provision of this Agreement shall be considered separable. The invalidity or unenforceability of any provision shall not affect the other provisions, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision were omitted.

(e) Sections 8, 9 and 10 hereof shall survive any termination of this Agreement.

(f) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware. The parties hereto hereby agree that the State and Federal courts located in the State of Vermont shall have exclusive venue over any dispute relating to this Agreement or the Recipient’s ownership of the shares of the Company’s Common Stock.

(g) The failure of the Company or the Recipient to insist upon strict performance of any provision hereunder, irrespective of the length of time for which such failure continues, shall not be deemed a waiver of such party’s right to demand strict performance at any time in the future. No consent or waiver, express or implied, to or of any breach or default in the performance of any obligation or provision hereunder shall constitute a consent or waiver to or of any other breach or default in the performance of the same or any other obligation hereunder.

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IN WITNESS WHEREOF, the parties hereto have entered into this Agreement effective as of the Grant Date. Through the Recipient’s acceptance of the foregoing option on Carta, the Recipient accepts the foregoing option and agrees to the terms and conditions thereof. The Recipient hereby acknowledges receipt of a copy of the Company’s 2018 Equity Incentive Plan, as amended.